BLACKROCK PACIFIC FUND, INC.

SUPPLEMENT DATED JANUARY 8, 2014 TO THE

PROSPECTUS DATED APRIL 30, 2013

Effective immediately, the prospectus of BlackRock Pacific Fund, Inc. (the “Fund”) is amended hereby as follows:

In the “Fund Overview” section, the subsection entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Andrew Swan	2011	Managing Director of BlackRock (Hong Kong) Limited

The section in the prospectus captioned “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of Pacific Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF PACIFIC FUND

Andrew Swan is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The section in the prospectus captioned “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Swan	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock (Hong Kong) Limited since 2011; Portfolio Manager with JF Asset Management from 2004 to 2011.

Shareholders should retain this Supplement for future reference.

PRO-10073-0114SUP